UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2013

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2013, the Federal Home Loan Bank of Boston's (the Bank's) board of directors (the Board) declared that Cornelius K. Hurley, Jr. had been re-elected to the Board, and that Donna L. Boulanger, Martin J. Geitz, and John W. McGeorge had been elected to the Board for terms commencing on January 1, 2014, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission (the SEC) on October 25, 2013 (the Original Form 8-K). At that time, the 2014 Director Compensation Policy had not been approved, and the 2014 Board committee assignments had not been made. On December 20, 2013, the Board approved the 2014 Director Compensation Policy, which was disclosed pursuant to a Form 8-K/A filed with the SEC on December 20, 2013, that amended the Original Form 8-K. On January 24, 2014, the Board made the 2014 Board committee assignments. This Form 8-K/A further amends the Original Form 8-K to disclose the 2014 Board committee assignments, which are as follows.

EXECUTIVE COMMITTEE

Chair: Andrew J. Calamare
Vice Chair: Steven A. Closson
Joan Carty
Peter F. Crosby
Stephen G. Crowe
Cornelius K. Hurley
Jay F. Malcynsky
Emil J. Ragones
John F. Treanor

AUDIT COMMITTEE

Chair: Emil J. Ragones
Vice Chair: Stephen G. Crowe
Jay F. Malcynsky
John W. McGeorge
John F. Treanor

FINANCE COMMITTEE

Chair: John F. Treanor

Vice Chair: Cornelius K. Hurley
Donna L. Boulanger
Martin J. Geitz
Emil J. Ragones
Kenneth A. Wilman Jr.

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Jay F. Malcynsky
Vice Chair: Steven A. Closson
Donna L. Boulanger
Martin J. Geitz
John F. Treanor

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Joan Carty
Vice Chair: Patrick E. Clancy
Peter F. Crosby
Emil J. Ragones
Donna L. Boulanger

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: Stephen G. Crowe
Vice Chair: Jay F. Malcynsky
Joan Carty
Steven A. Closson
John W. McGeorge

RISK COMMITTEE

Chair: Peter F. Crosby
Vice Chair: Patrick E. Clancy
Martin J. Geitz

Cornelius K. Hurley
Kenneth A. Wilman Jr.

AD HOC REMEDIATION COMMITTEE

Chair: Cornelius K. Hurley
Patrick E. Clancy
Stephen G. Crowe
Jay F. Malcynsky

As an ex officio committee member, the Chair of the Board is not counted in determining the number of committee members necessary to constitute a quorum, but, if present, is counted for purposes of establishing a quorum. The Chair of the Board, as ex officio member, is entitled to vote at committee meetings unless otherwise provided in a committee's charter.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 27, 2014	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer